Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated effective as of March 17, 2024 (the “Effective Date”), is entered into among Aquasition LLC, a Delaware limited liability company (“Borrower”), Aquasition II LLC, a Delaware limited liability company (“Co-Borrower”) and Munich Re Reserve Risk Financing, Inc., a Delaware corporation, as lender (in such capacity, together with its permitted successors and assigns in such capacity, “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower, Co-Borrower and Lender have entered into that certain Credit Agreement dated as of May 19, 2021 (as amended, restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein and subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties to this Amendment hereby agree as follows:

SECTION 1.         Terms Defined in Credit Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms defined in the Existing Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Existing Credit Agreement, as amended by this Amendment, is hereinafter called the “Credit Agreement”.

SECTION 2.         Amendments to Existing Credit Agreement. Subject to the satisfaction or waiver in writing by Lender of the Conditions Precedent and in reliance on the representations and warranties set forth in Section 4 below, effective as of the Effective Date:

(a)           Section 1.1 to the Existing Credit Agreement is hereby amended by deleting the definition of Debt Service Reserve Required Amount and replacing it with the following:

“Applicable Premium: with respect to the Loan being prepaid or repaid, (a) if such prepayment or repayment is made on any date from the First Amendment Effective Date through and including the third anniversary of the Closing Date, a Cash amount equal to the present value (as calculated by Lender using the Applicable Rate) of the aggregate Dollar amount of scheduled interest payments on the Loan being so prepaid or repaid that would have become due and payable on any Required Payment Date from the applicable Prepayment Date through and including the Maturity Date, (b) if such prepayment or repayment is made on any date from the third anniversary of the Closing Date through and including the fifth anniversary of the Closing Date, a Cash amount equal to 3.0% of the prepaid or repaid principal amount of the Loan, (c) if such prepayment or repayment is made on any date from the fifth anniversary of the Closing Date through and including the sixth anniversary of the Closing Date, a Cash amount equal to 2.0% of the prepaid or repaid principal amount of the Loan, and (d) if such prepayment or repayment is made on any date from the sixth anniversary of the Closing Date until the Maturity Date, a Cash amount equal to 1.0% of the prepaid or repaid principal amount of the Loan, in each case as calculated by Lender.”

“Debt Service Reserve Required Amount: as of any Quarterly Required Payment Date, the aggregate amount of the Scheduled Debt Service Payment Amounts required to be paid during the period from (and excluding) such Quarterly Required Payment Date through (and including) the next two (2) Quarterly Required Payment Dates immediately following such Quarterly Required Payment Date.”

(b)           Section 1.1 to the Existing Credit Agreement is hereby amended by adding the following new definitions in alphabetical order:

“Deferral Period: the period from January 2, 2024 through January 2, 2025.”

“First Amendment Effective Date: March 17, 2024.”

(c)           Section 1.1 to the Existing Credit Agreement is hereby amended to replace references to “Her Majesty’s Treasury of the United Kingdom” with “His Majesty’s Treasury of the United Kingdom” in the definitions of Sanctioned Person and Sanctions.

(d)           Section 2.4(a)(ii) to the Existing Credit Agreement is deleted in its entirety and replaced with the following: “(ii) thereafter, on each Quarterly Required Payment Date, an aggregate amount equal to the Scheduled Debt Service Payment Amount as of such date; provided that, during the Deferral Period, only the portion of the Scheduled Debt Service Payment Amount comprising of interest on the Loan shall be due and payable on the applicable Quarterly Required Payment Date,”

(e)           Section 2.5 of the Existing Credit Agreement is hereby amended by adding the following as a new clause (c):

“(c)         Borrower and Co-Borrower shall pay to Lender, for its own account, a fee in an aggregate amount equal to $200,000, such fee to be due and payable in four equal quarterly installments of $50,000 on each of March 31, 2024, July 1, 2024, September 30, 2024 and December 31, 2024.”

(f)           Section 2.7 to the Existing Credit Agreement is hereby amended by moving clause (f) to a new clause (g), and the Existing Credit Agreement is hereby amended to replace existing references to “Section 2.7(f)” with “Section 2.7(g)”.

(g)           Section 2.7 to the Existing Credit Agreement is hereby amended by adding the following as a new clause (f):

“(f)         Until the first Quarterly Required Payment Date following the Deferral Period that the aggregate outstanding principal amount under the Loan is equal to or less than the amount of the Ending Period Loan Balance on the Loan set forth on Schedule 1.1(b) opposite such date (as such Schedule 1.1(b) may be amended pursuant to this Agreement), if, on a Quarterly Required Payment Date following the Deferral Period, the aggregate outstanding principal amount under the Loan on such date is greater than the amount of the Ending Period Loan Balance on the Loan set forth on Schedule 1.1(b) opposite such date (as such Schedule 1.1(b) may be amended pursuant to this Agreement), then Borrower shall apply all amounts that are available for distribution from the Control Account pursuant to Sections 2.14(i), as applicable, in an amount no greater than such excess, to prepay the Loan in the inverse order of maturity in accordance with Section 2.7(g).”

(h)           Section 2.7(g) to the Existing Credit Agreement is amended by deleting the parenthetical “(other than prepayments with respect to any Casualty Recovery Event)” and replacing it with “(other than prepayments with respect to any Casualty Recovery Event or pursuant to Section 2.7(f))”.

(i)           Section 2.13(a) to the Existing Credit Agreement is hereby amended by adding the following language after “Section 2.7”: “, except for any such prepayment due pursuant to Section 2.7(f)”.

(j)           Section 2.14(h) and (i) to the Existing Credit Agreement are deleted in their entirety and replaced with the following:

“(h)         Eighth, on each Quarterly Required Payment Date, to Services Provider for such quarter’s Services Fee then due;

(i)           Ninth, on each Quarterly Required Payment Date following the Deferral Period, until the first Quarterly Required Payment Date following the Deferral Period that the aggregate outstanding principal amount under the Loan is equal to or less than the amount of the Ending Period Loan Balance on the Loan set forth on Schedule 1.1(b) opposite such date (as such Schedule 1.1(b) may be amended pursuant to this Agreement), to Lender for any mandatory prepayment of the Loan (including any Applicable Premium) then due pursuant to Section 2.7(f); and

(j)           Tenth, commencing September 30, 2021, at the direction of the Borrower and Co-Borrower, from time to time, in an aggregate amount not to exceed the Distributable Cash Balance Cap, for payment of or application to the following, as Borrower and Co-Borrower may elect: (A) Capital Expenditures in accordance with and to the extent expressly permitted by Section 6.6; (B) Cash Restricted Payments in accordance with and to the extent expressly permitted by Section 6.5; (C) Cash Investments in accordance with and to the extent expressly permitted by Section 6.7, and/or (D) any other use not prohibited by the Loan Documents (including prepayments of the Loan pursuant to Section 2.6).”

(k)           Section 6.5 to the Existing Credit Agreement is amended by (i) deleting the “and” at the end of clause (f) thereof, and (ii) deleting clause (g) thereof and replacing it with the following:

“(g)         additional Cash Restricted Payments, so long as (i) such Restricted Payments are made after the Deferral Period; (ii) no Event of Default shall have occurred and be continuing and (iii) the Collateral Coverage Ratio before and after such Restricted Payment is not less than 1.50:1.00; and

(h)           additional Cash Restricted Payments, so long as (i) such Restricted Payments are made during the Deferral Period and (ii) such Restricted Payments do not exceed $22,000,000 in the aggregate.”

(l)           Section 9.2 to the Existing Credit Agreement is hereby amended to delete the notice information of Co-Borrower or Borrower entirely and replace it with the following:

“Co-Borrower or Borrower:                Aquasition LLC and

Aquasition II LLC

c/o W&T Offshore, Inc.

5718 Westheimer Road, Suite 700

Houston, TX 77057

Attention: Jonathan Curth

Email: jcurth@wtoffshore.com

www.wtoffshore.com”

SECTION 3.         Conditions Precedent. The effectiveness of this Amendment and the obligations of Lender, Borrower and Co-Borrower to amend the Existing Credit Agreement as provided herein, are each subject to the satisfaction, or waiver in writing by Lender, of the following conditions precedent (the “Conditions Precedent”):

(a)           Borrower and Co-Borrower shall have delivered to Lender duly executed counterparts of this Amendment;

(b)           Each of the representations and warranties set forth in Section 4 of this Amendment are true and correct in all material respects (or, with respect to any representation or warranty qualified by materiality or a material adverse change or Material Adverse Effect standard, in all respects) on and as of the Effective Date (although any representations and warranties which expressly relate to an earlier date shall be required only to be true and correct in all material respects (or, with respect to any representation or warranty qualified by materiality or a material adverse change or Material Adverse Effect standard, in all respects) as of the specified earlier date);

(c)           No Material Adverse Effect has occurred and is continuing; and

(d)           No Default or Event of Default has occurred and is continuing.

SECTION 4.         Representations and Warranties. Each of Borrower and Co-Borrower represents and warrants to Lender, with full knowledge that Lender is relying on the following representations and warranties in executing this Amendment, as follows:

(a)           This Amendment, the Credit Agreement, and the other Loan Documents constitute the legal, valid and binding obligations of Borrower, Co-Borrower and any other Loan Party party thereto enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)           Before and after giving effect to this Amendment, no Default or Event of Default exists or will exist and is continuing, and all of the representations and warranties contained in the Credit Agreement, each of the other Loan Documents and all other instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date (except to the extent that (i) any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, (ii) any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, in which case such representation and warranty (to the extent so qualified) shall continue to be true and correct in all respects and (iii) the representations contained in Section 3.1(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.1 of the Credit Agreement).

(c)           Except to the extent expressly set forth herein as the contrary, nothing in this Section 4 is intended to amend or waive any of the representations or warranties contained in the Existing Credit Agreement or the Loan Documents to which Borrower, Co-Borrower or any other Loan Party is a party.

SECTION 5.         Reference to and Effect on the Credit Agreement.

(a)           Upon the effectiveness hereof, on and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Existing Credit Agreement as amended hereby.

(b)           Except as specifically amended by this Amendment, the Existing Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(c)           This Amendment is a Loan Document for all purposes.

SECTION 6.         Cost, Expenses and Taxes. Each of Borrower and Co-Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by Lender and its Affiliates (including the reasonable and documented fees, charges and disbursements of Haynes and Boone, LLP) in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered and recorded in connection with the transactions associated herewith, in each case, in accordance with Section 9.5 of the Credit Agreement, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

SECTION 7.         Extent of Amendment. Except as otherwise expressly provided herein, neither the Existing Credit Agreement nor the other Loan Documents are amended, modified or affected by this Amendment. Each of Borrower and Co-Borrower hereby ratifies and confirms that:

(a)           except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect;

(b)           each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms;

(c)           the Mortgaged Properties and the Collateral are unimpaired by this Amendment, and any and all liens, security interests and other security or Collateral now or hereafter held by Lender, for the benefit of the Secured Parties, as security for payment and performance of the obligations are hereby renewed and carried forth to secure payment and performance of all of the Obligations;

(d)           nothing in this Amendment implies any obligation on the part of Lender, and Lender shall not be obligated, at any time, to grant further amendments; and

(e)           any and all Liens, security interests and other security or Collateral now or hereafter held by Lender, for the benefit of the Secured Parties, as security for payment and performance of the Obligations are hereby renewed and carried forth to secure payment and performance of all of the Obligations.

SECTION 8.         Claims. As additional consideration for the execution, delivery, and performance of this Amendment by the parties hereto and to induce Lender to enter into this Amendment, each of Borrower and Co-Borrower represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Obligations to Lender.

SECTION 9.         Counterparts. Section 9.9 of the Credit Agreement is hereby incorporated into this Amendment, mutatis mutandis, as a part hereof for all purposes.

SECTION 10.       WAIVER AND RELEASE. IN CONSIDERATION OF THE AMENDMENT HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, each of Borrower and Co-Borrower HEREBY WAIVES, REMISES, RELEASES, AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, SUCCESSORS, ASSIGNS, AFFILIATES, SHAREHOLDERS, DIRECTORS, OFFICERS, ACCOUNTANTS, ATTORNEYS, EMPLOYEES, AGENTS, REPRESENTATIVES AND SERVANTS (COLLECTIVELY, THE “RELEASED PARTIES”) OF, FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, CAUSES OF ACTION, SUITS, PROCEEDINGS, CONTRACTS, JUDGMENTS, DAMAGES, ACCOUNTS, RECKONINGS, EXECUTIONS, AND LIABILITIES WHATSOEVER OF EVERY NAME AND NATURE, WHETHER KNOWN OR UNKNOWN, WHETHER OR NOT WELL FOUNDED IN FACT OR IN LAW, AND WHETHER IN LAW, AT EQUITY, OR OTHERWISE, WHICH THE UNDERSIGNED EVER HAD OR NOW HAS FOR OR BY REASON OF ANY MATTER, CAUSE, OR ANYTHING WHATSOEVER TO THIS DATE RELATING TO OR ARISING OUT OF THE LOANS, OR ANY OF THEM, OR ANY OF THE LOAN DOCUMENTS, INCLUDING WITHOUT LIMITATION ANY ACTUAL OR ALLEGED ACT OR OMISSION OF ANY OF THE RELEASED PARTIES WITH RESPECT TO THE LOANS, OR ANY OF THEM, OR ANY OF THE LOAN DOCUMENTS, INCLUDING WITHOUT LIMITATION ANY ACTUAL OR ALLEGED ACT OR OMISSION OF ANY OF THE RELEASED PARTIES WITH RESPECT TO THE LOANS, OR ANY OF THEM, OR ANY OF THE LOAN DOCUMENTS, OR ANY LIENS OR COLLATERAL IN CONNECTION THEREWITH, OR THE ENFORCEMENT OF ANY OF LENDER’S RIGHTS OR REMEDIES THEREUNDER PROVIDED THAT THE FOREGOING WAIVER AND RELEASE SHALL NOT BE AVAILABLE TO THE EXTENT ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A RELEASED PARTY, AS DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT. THE TERMS OF THIS WAIVER AND RELEASE SHALL SURVIVE THE TERMINATION OF THIS AMENDMENT, THE LOANS, OR THE LOAN DOCUMENTS AND SHALL REMAIN IN FULL FORCE AND EFFECT AFTER THE TERMINATION THEREOF.

SECTION 11.         Governing Law; Jurisdiction; Consent to Service of Process and Waiver of Jury Trial. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW; AND LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. Sections 9.13 and 9.19 of the Credit Agreement are hereby incorporated into this Amendment, mutatis mutandis, as a part hereof for all purposes.

SECTION 12.         Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 13.         No Oral Agreements. The rights and obligations of each of the parties to the Loan Documents shall be determined solely from written agreements, documents, and instruments, and any prior oral agreements between such parties are superseded by and merged into such writings. This Amendment, the Credit Agreement (as amended in writing from time to time) and the other written Loan Documents executed by Borrower, Co-Borrower, any other Loan Party and Lender (together with all fee letters as they relate to the payment of fees after the EFFECTIVE date) represent the final agreement between such parties, and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by such parties. There are no unwritten oral agreements between such parties.

SECTION 14.         No Waiver. Each of Borrower and Co-Borrower agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Lender, and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by Lender, nor any other action or inaction on behalf of Lender (a) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (b) shall constitute or be deemed to constitute an election of remedies by Lender or a waiver of any of the rights or remedies of Lender provided in the Credit Agreement or the other Loan Documents or otherwise afforded at law or in equity.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized.

LENDER:

MUNICH RE RESERVE RISK FINANCING, INC.

By:	/s/ George Carrick
Name: George Carrick
Title: President and CEO

By:	/s/ Justin Moers
Name: Justin Moers
Title: Vice President

Signature Page to First Amendment to Credit Agreement

AQUASITION LLC

By:	/s/ Jonathan Curth
Name: Jonathan Curth
Title: EVP and General Counsel

AQUASITION II LLC

By:	/s/ Jonathan Curth
Name: Jonathan Curth
Title: EVP and General Counsel

Signature Page to First Amendment to Credit Agreement